EXHIBIT 4

                      SECOND AMENDMENT TO RIGHTS AGREEMENT

         This Second Amendment to Rights Agreement (the "Amendment") is entered into as of April 19, 1999, by and between Rawlings Sporting Goods Company, Inc., a Delaware corporation (the "Company"), and ChaseMellon Shareholder Services, L.L.C. (the "Rights Agent").

                                   WITNESSETH:

         WHEREAS, the Company and the Rights Agent are parties to that certain Rights Agreement dated July 1, 1994, as amended on November 21, 1997 (the "Agreement");

         WHEREAS, the Company desires to amend the Agreement on the terms and conditions herein set forth and the Company is hereby directing the Rights Agent to enter into this Amendment in accordance with Section 26 of the Agreement; and

         WHEREAS, the execution and delivery of this Amendment has been duly authorized by the Board of Directors of the Company.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. DEFINED TERMS. Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to such terms in the Agreement, as amended hereby.

         2.       AMENDMENTS TO AGREEMENT.

                  2.1 Section 1(g) is amended by deleting the definition of "Continuing Director" and replacing it with "Intentionally Omitted."

                  2.2 The first sentence of Section 2(a) of the Rights Agreement is hereby amended to delete the following words:

                  "and agent for the beneficial owners of the Rights (who, in accordance with Section 3 hereof, shall prior to the Distribution Date also be the holders of the Common Shares)."

                  2.3 The first sentence of Section 3(a) is amended and restated in its entirety to read as follows:

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                           (a) Until the earlier of (i) the close of business on
                  the tenth day after a Stock Acquisition Date involving an Acquiring Person, or (ii) the close of business on the tenth day after the date that a tender or exchange offer by any person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan) is first published or sent or given within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act, if upon consummation thereof, such Person would be the Beneficial Owner of 23.1% or more of the Common Shares then outstanding, provided that the Board of Directors may extend by resolution the period referred to in
                  (i) or (ii) above, to a date which shall not be later than the date upon which the Company's right of redemption hereunder has expired (the earlier of (i) and (ii), as it may be extended, being herein referred to as the "Distribution
                  Date"), (x) beneficial interests in the Rights will be evidenced by the certificates for the Common Shares registered in the names of the holders of the Common Shares (which certificates for Common Shares shall be deemed also to be certificates for beneficial interests in the Rights) and not by separate certificates, and (y) the Rights and beneficial interests therein will be transferable only in connection with the transfer of the underlying Common Shares (including a transfer to the Company).

                  2.4 Section 11(a)(ii)(B) is amended by deleting the words "Continuing Directors" therein and replacing them with the words "Board of Directors" and by deleting the words "such members of" at each place they appear therein.

                  2.5 Section 11(a)(iii) is amended by deleting the words "Continuing Directors" therein and replacing them with the words "Board of Directors" at each place they appear therein.

                  2.6 Section 11(q) is amended by deleting the words "Continuing Directors" therein and replacing them with the words "Board of Directors."

                  2.7 Section 13(e) is amended by deleting the words "Continuing Directors" therein and replacing them with the words "Board of Directors."

                  2.8 Section 20(c) of the Rights Agreement is hereby amended by adding the following words to the end of such section:

                  "Anything to the contrary notwithstanding, in no event shall the Rights Agent be liable for special, punitive, indirect, consequential or incidental loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage."

                  2.7 Section 21 is amended by deleting the words "Continuing Directors" therein and replacing them with the words "the Board of Directors."

                  2.8 The first sentence of Section 23(a) is amended and restated in its entirety to read as follows:


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                           (a) The Board of Directors of the Company may, at its
                  option, at any time prior to the earlier of (i) the close of business on the tenth day following a Stock Acquisition Date (or, if the Stock Acquisition Date shall have occurred prior to the Record Date, the close of business on the tenth day following the Record Date) or such later date as the Board of Directors may determine by resolution, or (ii) the Final Expiration Date, redeem all but not less than all the then outstanding Rights at a redemption price of $.01 per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the "Redemption Price") and the Company may, at its option, pay the Redemption Price either in Common Shares (based on the "current market price", as defined in Section 11(d)(i) hereof, of the Common Shares at the time of redemption) or cash.

                  2.9 Section 26(a) is amended by deleting the words "(which lengthening or shortening, following the first occurrence of an event set forth in clauses (i) and (ii) of the first proviso to Section 23(a) hereof, shall be effective only if there are Continuing Directors and shall require the concurrence of a majority of such Continuing Directors)" in clause (iii) thereof.

                  2.10 Section 28 is amended by deleting the words "(with, where specifically provided for herein, the concurrence of the Continuing Directors)" in the second and third sentences thereof, and by deleting the words "or the Continuing Directors" in the third sentence thereof.

                  2.11 Section 30 is amended by deleting the last sentence thereof.

                  2.12 The "Form of Rights Certificate" attached as Exhibit B to the Agreement is amended by deleting the last sentence of the sixth paragraph thereof.

         3. REFERENCE TO AND EFFECT ON THE AGREEMENT.

                  3.1 Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement," "hereunder," "hereof," and "herein" shall mean and be a reference to the Agreement as amended hereby.


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                  3.2 Except as specifically amended above, all of the terms, conditions and covenants of the Agreement shall remain unaltered and in full force and effect and shall be binding upon the parties thereto in all respects and are hereby ratified and confirmed.

         4. CHOICE OF LAW. This Amendment shall be construed in accordance with the internal laws (and not the law of conflicts) of the State of Delaware, but giving effect to applicable federal laws.

         5. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.


                                        RAWLINGS SPORTING GOODS COMPANY, INC.


                                        By:  /s/ STEPHEN M. O'HARA
                                            ----------------------
                                            Name: Stephen M. O'Hara
                                                  -----------------
                                            Title: Chairman/CEO
                                                   -----------------

                                        CHASEMELLON SHAREHOLDER SERVICES, L.L.C.


                                        By: /S/ JANE A. MARTEN
                                            ------------------
                                            Name: Jane A. Marten
                                                  ------------------------
                                            Title: Assistant Vice President
                                                  ------------------------

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